First Choice
An Individual Flexible Premium Deferred Variable
Annuity Contract

Offered by Foresters Life Insurance and Annuity Company through First Investors Separate Account C
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”).  The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, to receive annuity payments for a lifetime based upon the Contract’s Accumulation Value.
When You purchase a Contract, You allocate Your Purchase Payments (less certain applicable charges) to one or more “Subaccounts” of Separate Account C or to the Fixed Account. Each of the Subaccounts invests in a corresponding series of the Delaware VIP® Trust (“Funds” or “VIP Series”). A copy of the prospectus for the VIP Series is attached. The Contract requires a minimum initial investment of $5,000.
The amount You accumulate in the Subaccounts depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money invested in the Subaccounts. We credit interest to amounts You allocate to the Fixed Account.
Please read this prospectus and keep it for future reference. It contains important information that You should know before buying or taking action under a Contract, including all material benefits, features, rights, and obligations under a Contract. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019 with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus.  You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.foresters.com .  You also can obtain electronic copies of Our documents, including reports and SAIs, from the EDGAR database on the SEC’s website at http://www.sec.gov .
The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 1, 2019, as amended on October 4, 2019.

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 CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	6
Summary of Risks and Rewards of the Contract	6
How the Contract Works	7
Who We Are and How to Contact Us	8
THE CONTRACT IN DETAIL	12
Application and Purchase Payments	12
Allocation of Purchase Payments	12
Reallocations Among Subaccounts	13
What Are Our Policies on Frequent Reallocations Among Subaccounts?	13
What Are the Risks to Contractowners of Frequent Reallocations?	13
The Accumulation Phase	14
The Annuity Income Period	20
Your Right To Cancel The Contract	23
FINANCIAL INFORMATION	24
Calculating Values	24
Contract Expenses	24
Other Charges	25
Federal Tax Information	25
OTHER INFORMATION	30
Voting Rights	30
Processing Transactions	29
Reservation of Rights	31
State Variations	31
Distribution of the Contract	31
Reports	32
Financial Statements	32
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	33

FLIAC does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Contract may not be available in all states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached VIP Series prospectus or any supplements thereto, or in any supplemental sales material We authorize.

 GLOSSARY OF SPECIAL TERMS
Accumulation Phase – The period between the Effective Date of a Contract and the earlier of the Maturity Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account C before the Maturity Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Accumulation Value – The Accumulation Value is equal to the sum of the Subaccount Accumulation Value of each of the Subaccounts to which You have allocated value under the Contract plus the Fixed Account Accumulation Value.
Annuitant (and Joint Annuitant, if any) – The person(s) whose life (or lives) is (are) the measure for determining the amount and duration of annuity payments.  Unless otherwise specified, references to “Annuitant” refer to any Joint Annuitant as well.
Annuity Unit – A unit that determines the amount of each Variable Annuity Payment after the first Variable Annuity Payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Beneficiary – The person or entity that is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.
Contract – An individual flexible premium deferred variable annuity contract offered by this prospectus.
Contractowner (and Joint Contractowner, if any) – The person or entity with legal rights of ownership of the Contract.  Unless otherwise specified, the term also includes any Joint Contractowners.
Contract Anniversary – The same month and day each subsequent year from the Contract’s Effective Date.
Contract Year (and Contract Month and Contract Quarter) – A one-year period of time initially as measured from the Contract’s Effective Date and then as measured from the Contract’s Anniversary after the first Contract Year. A Contract Month or a Contract Quarter is a month or quarter, respectively, of a Contract Year.
Effective Date – The date the Contract is issued by FLIAC.
Fixed Account Accumulation Value – The Fixed Account Accumulation Value at any time is equal to the amount determined as described below under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount.
General Account – All assets of FLIAC other than those allocated to Separate Account C and other segregated investment accounts of FLIAC.
Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our administrative office or other office We may designate (“Administrative Office”) that contains all information required by Us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.
Investment in the Contract – The Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
Maturity Date – The date on which annuity payments begin.
Net Accumulation Value – The Accumulation Value less any applicable premium taxes not previously deducted.

Payee – The person designated as the “Payee” in the Contract who is entitled to receive annuity payments under the Contract. The Contractowner will be the Payee unless another person is named as the Payee.
Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).
Separate Account C – The segregated investment account entitled “First Investors Life Variable Annuity Fund C”, established by FLIAC pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).
Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the VIP Series. The assets of a Subaccount are invested in shares of the corresponding Fund of the VIP Series.
Subaccount Accumulation Value – The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units this Contract has in that Subaccount, multiplied by that Subaccount’s Accumulation Unit value.
Valuation Date – Any date on which the New York Stock Exchange (“NYSE”) is open for trading.
Valuation Period – The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.
Variable Annuity Payment – Annuity payments that vary in dollar amount throughout the annuity income period based on the net investment experience of the Subaccounts.
We (Us and Our) – FLIAC.
You (and Your) – An actual or prospective Contractowner who is reading this prospectus.

FEES AND EXPENSES
The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.
The first table describes the fees and expenses that You will pay if You surrender the Contract.
Contractowner Transaction Expenses
Maximum Surrender Charge
(as a percentage of Purchase Payment surrendered)*	8.00%
* The surrender charge percentage that applies to a Purchase Payment decreases one percentage point each year after receipt of the Purchase Payment so that there is no surrender charge after eight years. Each year You may surrender up to 10% of total Purchase Payments without a surrender charge. For purposes of computing the surrender charge, Accumulation Units are considered to be in the order in which they were purchased (i.e., first-in, first-out).  For more information concerning surrender charges, see “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender  Charges.”
The next table describes the maximum fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.
Maximum Annual Contract Charge	$50.00**
Separate Account Annual Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
** The annual contract charge is made during the Accumulation Phase only. The maximum annual contract charge that We may deduct from the Accumulation Value in any Contract Year is $50. The current annual contract charge that We deduct from the Accumulation Value is $35, which is guaranteed for the first 10 Contract Years. For more complete descriptions of the charges and expenses shown, please refer to “FINANCIAL INFORMATION: CONTRACT EXPENSES – Surrender Charges, Mortality and Expense Risk Charge, Other Charges.”
The next table shows the Funds’ minimum and maximum total annual operating expenses that You may pay indirectly during the time that You own the Contract.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the VIP Series.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.75%	0.90%
The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract charges, Separate Account C annual expenses, and operating expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$873	$1,197	$1,546	$2,722
Minimum Cost	$858	$1,151	$1,469	$2,562
If You annuitize or do not surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$243	$747	$1,276	$2,722
Minimum Cost	$228	$701	$1,199	$2,562
You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 10 fiscal years (or the life of the Subaccount, if less).  For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.
Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Covered Call Strategy Subaccount*	December 31, 2016 December 31, 2017 December 31, 2018	10.460 11.502 10.250	166,649.0 373,983.7 707,359.9
Equity Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	18.675 21.138 21.248 23.392 30.229 32.399 31.747 35.603 40.718 36.920	1,184,140.4 24,116.1 75,548.0 157,712.6 212,248.1 275,981.7 324,155.5 341,842.3 365,503.6 380,704.0
Fund For Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	34.240 38.547 40.322 45.313 47.947 47.846 46.494 51.150 54.097 52.176	374,655.5 12,844.3 63,567.2 127,803.2 207,329.5 241,684.2 265,822.9 269,158.4 291,147.4 298,809.6
Government Cash Management Subaccount**	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	15.921 15.763 15.606 15.450 15.296 15.144 14.993 14.844 14.734 14.769	303,014.8 50,542.9 121,321.9 154,725.9 67,975.1 130,213.4 48,250.9 106,606.3 79,022.5 192,240.8
Growth and Income Subaccount (formerly Growth & Income Subaccount)	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	43.894 50.493 51.173 59.506 81.335 86.682 83.140 90.443 105.910 94.195	1,216,234.8 17,550.9 104,387.5 188,541.7 235,599.1 266,359.3 289,593.3 295,644.5 299,776.5 296,919.1

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
International Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	30.482 34.238 34.115 40.816 43.146 43.736 44.814 42.502 55.950 48.658	782,978.8 9,986.9 56,696.9 101,766.8 152,054.4 178,076.3 206,413.3 221,014.1 231,674.4 292,774.2
Investment Grade Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	23.896 25.849 27.185 29.938 29.403 30.815 30.401 31.497 32.657 31.677	618,028.3 20,550.9 99,796.7 208,916.0 278,719.2 312,281.0 326,706.0 357,878.4 395,484.9 409,271.2
Limited Duration Bond Subaccount***	December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.691 9.546 9.511 9.535 9.419	67,060.8 174,189.0 223,795.4 240,011.9 737,330.1
Opportunity Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	10.056 13.935 14.587 14.325 15.353 18.088 15.154	0.0 219,904.0 380,034.9 528,612.0 634,785.2 745,616.4 871,504.9
Growth Equity Subaccount (formerly Select Growth Subaccount)	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	6.315 7.572 7.890 8.851 11.667 13.114 13.400 13.802 18.147 17.285	320,182.6 30,458.8 197,598.1 365,865.1 482,101.1 548.391.4 684,847.7 731,461.4 773,227.2 928,584.6
Special Situations Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	44.537 55.810 56.494 61.529 79.728 83.905 82.635 94.986 111.217 91.837	653,636.4 9,350.9 54,747.6 100,498.6 121,559.2 138,060.8 158,674.9 162,563.2 172,129.6 197,857.1

Subaccount	At	Accumulation Unit Value ($)	Number of Accumulation Units
Total Return Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.926 11.500 12.065 11.752 12.405 13.724 12.548	0.0 211,595.9 442,617.8 620,817.2 656,240.6 752,606.5 893,356.5
*The inception date for the Covered Call Strategy Subaccount was May 2, 2016  The Accumulation Unit value for this Subaccount initially was set at $10.00 on May 2, 2016.
** In October 2016, the Cash Management Subaccount  was converted into the Government Cash Management Subaccount as a result of the conversion of the First Investors Life Series Cash Management Fund into the First Investors Life Series Government Cash Management Fund.
***The inception date for the Limited Duration Bond Subaccount was July 1, 2014.  The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014. Prior to January 31, 2018, the Limited Duration Bond Subaccount was known as the Limited Duration High Quality Bond Subaccount.
****The inception date for the Opportunity Subaccount and the Total Return Subaccount was December 17, 2012. The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.

OVERVIEW OF THE CONTRACT
This overview highlights some basic information about the Contract offered by FLIAC in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.
SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:
Investment Diversification There are twelve (12) Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the VIP Series.
Income Tax Deferral Investment in a Contract enables You to defer payment of federal income tax on any net income earned and net gains realized under the Contract until You access Your money through surrenders or one of Our annuity pay-out options. This gives Your money the potential to grow faster.
Asset Reallocation You can also reallocate Your accumulated assets among the Subaccounts and the Fixed Account, as Your circumstances change, without incurring current federal income tax.
No Income or Contribution Limitations There are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) including Roth IRAs or 401(k) Plans – that restrict the amount that You can invest. You control how much You invest for Your retirement, so long as You meet Our minimum investment requirements, and when and how often You wish to add to Your Contract.
Minimum Guaranteed Death Benefit We guarantee a minimum death benefit if the Annuitant dies during the Accumulation Phase, which protects Your principal from market declines if You die.
Guaranteed Annuity Income You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.
There are several risk factors that You should consider:
Investment Risk You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.
Fees and Charges An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
Internal Revenue Service (“IRS”) Penalty Because a 10% federal tax penalty is generally imposed on the taxable portion of surrenders prior to age 59½, You should not invest in the Contract if You have short-term investment objectives that would require You to liquidate all or a portion of the Contract prior to reaching age 59½.
Holding Period A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
Be Careful With Your Tax-Deferred Arrangement A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k) Plan.  Therefore, You should have reasons other than tax deferral, such as the additional benefits described in this prospectus, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.

Surrender Charges There is a maximum 8% surrender charge that decreases annually during the eight years following receipt of a Purchase Payment. You should therefore invest in a Contract only if You have a long-term investment horizon.
Taxation of Surrenders A partial or total surrender of a Contract is taxed for federal income tax purposes as ordinary income to the extent that the Accumulation Value exceeds Your Investment in the Contract (i.e., on an “income first” basis).
Taxation of Death Benefits The death benefit paid to the Beneficiary of a Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s Investment in the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You for federal income tax purposes. The amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily estate tax free) to the Beneficiary; an annuity death benefit does not.
General Account Risk The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Contract Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Contract Value are subject to Our financial strength and claims-paying ability.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Phase and an annuity income period. During the Accumulation Phase, earnings on Your investment accumulate on a tax-deferred basis. The annuity income period begins when You convert from the Accumulation Phase by agreeing that the Payee will start receiving regular annuity payments after the Accumulation Value has been applied to one of the annuity options in accordance with the annuity rates in the Contract. You can select one of several annuity income payment options.
The Contract is a “variable” annuity because Your Subaccount Accumulation Values during the Accumulation Phase and the amount of Your Variable Annuity Payments during the annuity income period fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Subaccount Accumulation Values in Your Contract and Your Variable Annuity Payments may increase or decrease. Subject to certain limitations, You are permitted to allocate Your Purchase Payments to  twelve (12) available Subaccounts We offer under the Contract, as long as each allocation is at least 1% of the Purchase Payment. You also may allocate Purchase Payments to the Fixed Account, as described below. Subject to certain limitations, You may reallocate Your Accumulation Value or, after the commencement of Variable Annuity Payments, the value allocated to the Subaccounts upon which the amount of the Variable Annuity Payments are based.

The Contract provides a guaranteed death benefit that is payable to the Beneficiary if the Annuitant dies during the Accumulation Phase. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total of all Purchase Payments reduced proportionately by any surrenders, or (ii) the Accumulation Value. Upon the death of a Contractowner who is not also the Annuitant, We will pay only the Accumulation Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment.  The death benefit is reduced by the amount of any surrenders, see “The Accumulation Phase: Death Benefits Before Commencement of Annuity Payments” for

details. You may surrender a portion or all of the Accumulation Value during the Accumulation Phase.
WHO WE ARE AND HOW TO CONTACT US
FLIAC
Foresters Life Insurance and Annuity Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the distributor of the Contracts and Foresters Investor Services, Inc. (“FIS”), the sub-transfer agent for the VIP Series.
For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1 800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 1 732-855-5935.
You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Contract, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account C
First Investors Life Variable Annuity Fund C was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of Separate Account C from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to Separate Account C. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account C. We credit to, or charge against, the Subaccounts of Separate Account C realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.
Each Subaccount invests its assets in a corresponding Series of the Delaware VIP Trust at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Fixed Account
The Fixed Account is not part of Separate Account C. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account C or in any other legally segregated separate accounts We own. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets You choose to allocate to the Fixed Account will earn interest at the annual Minimum Guaranteed Interest Rate (currently 1.00% for contracts issued since 2013). This rate is subject to redetermination annually as described below.
On each Contract Anniversary, the Fixed Account Minimum Guaranteed Interest Rate is redetermined as (a) – (b) where (a) is the average of the daily five-year Constant Maturity Treasury rates for the month of October in the calendar year prior to the Contract Anniversary (rounded to the nearest 1/20th of 1%) and (b) is 1.25%. In no case, however, will the annual Fixed Account Minimum Guaranteed Interest Rate be greater than 3.00% or less than 1.00%.
We may, but are not required to, declare interest in excess of the annual Minimum Guaranteed Interest Rate (“excess interest”). If We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the annual minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Contract that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act.
The VIP Series
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.
The Delaware VIP Trust is an open-end management investment company registered with the SEC under the 1940 Act. The VIP Series consists of a variety of separate Funds, twelve (12) of which are available to Contractowners.  Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by FLIAC or by other insurance companies.  Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us.  Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series and receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage certain of the VIP Series.

DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC has retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150, Dallas, TX 75201, to serve as subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage  AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series. See the VIP Series prospectus for more information about the investment adviser and subadvisers.

The following table includes the investment objective for each available Fund. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with a similar name as its corresponding underlying Fund. The following table also identifies the Subaccount that corresponds with each Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully.  The investment objective, principal investment strategies, principal risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a VIP Series prospectus at www.delawarefunds.com/dcio/literature.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

THE CONTRACT IN DETAIL
APPLICATION AND PURCHASE PAYMENTS
We will process Your application on the day We receive it at Our Administrative Office in Good Order. If Your application is incomplete or incorrect, We have five business days to complete it and process the transaction. Otherwise, We will return the Purchase Payment to You at the end of the five-day period. However, We can try to reach You to explain the reasons for the delay in crediting the money and get Your consent to keep the money until the problem is solved.
Your initial Purchase Payment must be at least $5,000. You may make additional Purchase Payments of at least $200 each at any time after Contract issuance. We will generally not accept for a purchase of a First Choice Variable Contract the proceeds from a surrender of one of Our other variable annuities. We do not limit the maximum amount of Purchase Payments under a Contract. However, initial Purchase Payments of $500,000 or more, and subsequent Purchase Payments of $250,000 or more, will be subject to additional review by FLIAC. We reserve the right to reject such payments.
Your Purchase Payments allocated to the Subaccounts buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt of Your Purchase Payments at Our Administrative Office in Good Order.  We value Accumulation Units at the end of each Valuation Date (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Valuation Date in Good Order, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Valuation Date, We will process the Purchase Payment based upon the next Valuation Date’s values.
ALLOCATION OF PURCHASE PAYMENTS
When You purchase a Contract You select the percentage allocation of Your Purchase Payment to the Subaccounts and the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;
2.	Allocation percentages must add to 100%; and
3.	The allocation percentage for the Fixed Account may not exceed 50%.
On the Effective Date of Your Contract, the portion of the initial Purchase Payment You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for 20 days. On the 21st day, the Subaccount Accumulation Value in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the Effective Date. If that day is not a business day, then the reallocation will occur as of the end of the next business day. The portion of the initial Purchase Payment You designated for the Fixed Account will be allocated to the Fixed Account upon issuance of the Contract.
A change in the allocation percentages for future additional Purchase Payments will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Automated Subaccount Reallocation Option” for additional information.

REALLOCATIONS AMONG SUBACCOUNTS
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a transfer of Accumulation Value by written notice, telephone, participation in Our Systematic Transfer Option, or participation in Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.  As described in the VIP Series prospectus, the Board of Trustees of the VIP Series has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the VIP Series and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy. We also reserve the right to limit or conditionally transfer privileges in any manner that We believe is necessary or appropriate to (1) protect participants in a Fund from adverse consequences of “market timing” or overly frequent transactions; or (2) conform Separate Account C’s policies and practices in this regard to those of a Fund in one or more respects. Without limitation, We reserve the right to impose on You any charge that Your transfer causes a Fund to assess against Us or Separate Account C.
In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.  In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE ACCUMULATION PHASE
Determining Your Accumulation Value
The Accumulation Value You have in Your Contract varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value that You have allocated to the Fixed Account.
Fixed Account Accumulation Value
On the Contract’s Effective Date, the Fixed Account Accumulation Value is equal to the portion of the initial Purchase Payment You allocate to the Fixed Account.  The Fixed Account Accumulation Value on any succeeding day is equal to the Fixed Account Accumulation Value on the previous day, plus the sum of the values of the following transactions that have occurred since the previous day:
1.	any additional Purchase Payments allocated to the Fixed Account;
2.	any transfers into the Fixed Account; and
3.	interest accrued on the Fixed Account Accumulation Value.
less the sum of the values of the following transactions that have occurred since the previous day:
1.	any transfers out of the Fixed Account;
2.	any partial surrenders allocated to the Fixed Account; and
3.	if due subsequent to the previous day, the portion of the annual Contract charge for the current Contract Year allocated to the Fixed Account.
Subaccount Accumulation Value
The Subaccount Accumulation Value in each Subaccount at any time is equal to the number of Accumulation Units the Contract has in the Subaccount, multiplied by the Subaccount’s Accumulation Unit value.  Amounts You allocate to or transfer into a Subaccount are used to purchase Accumulation Units in the Subaccount. We redeem Accumulation Units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of Accumulation Units are referred to as “Contract Transactions.” The number of Accumulation Units a Contract has in a Subaccount at any time is equal to the number of Accumulation Units purchased minus the number of Accumulation Units redeemed in the Subaccount up until that time. The number of Accumulation Units purchased or redeemed as a result of a Contract Transaction is equal to the dollar amount of the Contract Transaction divided by the value of the Subaccount’s Accumulation Units on the date of the Contract Transaction.
Accumulation Unit values are determined as of the end of each Valuation Date. The Accumulation Unit values that apply to a Contract Transaction made on a Valuation Date are the unit values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Valuation Date, it is processed based on the value of Accumulation Units as of the end of the next Valuation Date.  The value of an Accumulation Unit of a Subaccount on any Valuation Date is equal to the value of the Accumulation Unit on the previous Valuation Date, multiplied by the net investment factor for that Valuation Date. The net investment factor for a Subaccount on any Valuation Date is equal to (a) divided by (b), less (c) where
(a)
is the net asset value per share of the Fund in which the Subaccount invests at the end of the Valuation Date, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Valuation Date, less the per share amount of any taxes deducted by Us;

(b)	is the net asset value per share of the Fund on the previous Valuation Date; and
(c)	is the total of the daily mortality and expense risk charges since the previous Valuation Date.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, by providing Us with written notice of Your request, or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greatest of:
1.	25% of the Fixed Account Accumulation Value;
2.	the amount of the most recent transfer out of the Fixed Account during the prior 15 months; or
3.	$1,000.
Transfers to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Accumulation Value to exceed the Maximum Fixed Account Allocation Percentage specified in the Contract schedule.  Transfer requests that do not comply with these limitations will be rejected.
A Transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically cancels the Automated Subaccount Reallocation Option.  Requests for transfers are processed as of the Valuation Date We receive them in Good Order. We may defer transfers from the Fixed Account for up to six months. If We do so, We will notify You when the transfer will be made, the reason for the delay, and the value of the transfer on the date We received Your request.
Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option
You may request that a specified dollar amount of Subaccount Accumulation Value be transferred from any one or more Subaccounts (the “originating accounts(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer will occur on the first Valuation Date of the Contract Month or Contract Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account.
The minimum amount that may be transferred either from or to any one Subaccount is $100. The Systematic Transfer Option will terminate if and when the Subaccount Accumulation Value remaining in all of the originating accounts is depleted.  Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Purchase Payment allocation on file with Us. The first such reallocation will occur on the first Valuation Date of the Contract Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a)      is equal to:
1.	the allocation percentage You have specified for the Subaccount; divided by
2.	the sum of the allocation percentages for all such Subaccounts; and
(b)      is equal to the sum of the Subaccount Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Purchase Payment allocation percentages are reflected in the next quarterly reallocation following the change.  The reallocation will only affect the allocation of Subaccount Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value.  Transfers of Subaccount Accumulation Values made under this option are not subject to the minimum transfer amount described above. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count. A transfer of Subaccount Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically cancels the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice. Any charge for this option in the future would not exceed $10.
Death Benefits Before Commencement of Annuity Payments
If You die before the Maturity Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum and the Contract will terminate, (b) by applying it to one of the annuity options, or (c) as We otherwise permit.
Generally, the amount of the death benefit payable to the Beneficiary, upon the death of the Contractowner who is also the Annuitant, is the greater of (a) the total Purchase Payments reduced proportionally by any partial surrenders or (b) the Accumulation Value on the date We receive Due Proof of Death.  We calculate the proportional reduction in Your total Purchase Payments in two steps. First, We calculate the percentage that any surrender represents of Your Accumulation Value. Then We reduce Your Accumulation Value and Purchase Payments by that percentage.
Upon the death of the Contractowner who is not also the Annuitant, the amount of the death benefit will be equal to the Accumulation Value. We also will pay a death benefit in an amount equal to the Accumulation Value upon the death of the first Joint Contractowner (if any) to die, even if that deceased Joint Contractowner also is the Annuitant. We determine the Accumulation Value for the death benefit as of the next computed value of the Accumulation Value following Our receipt at Our Administrative Office of Due Proof of Death in Good Order. The decision on how We pay the death benefit is at the Contractowner’s election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.
The following example demonstrates how the death benefit, payable on the death of the Contractowner who is also the Annuitant, is determined for a Contract in the Accumulation Phase. This example assumes that a partial surrender is taken during the tenth Contract year but does not account for any tax consequences.

		Death Benefit
Effective Date	Your Initial Purchase Payment and Death Benefit is	$100,000
End of First Contract Year	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($104,340) and is equal to:	$104,340 $104,340
Seventh Contract Anniversary	Assume Your Accumulation Value grows to: Your Death Benefit is the greater of Your Purchase Payment ($100,000) or Your Accumulation Value ($132,023) and is equal to:	$132,023 $132,023
End of Tenth Contract Year

Assume Your Accumulation Value declines to:

You then decide to partially surrender:
The proportion Your partial surrender represents of the
Accumulation Value, which is the partial surrender amount ($25,000)
Divided by the Accumulation Value ($71,643) which is:
Your Accumulation Value and Purchase Payment(s) are both
reduced by 34.90%

Thus, after the surrender:
      Your Accumulation Value is:
      Your Purchase Payment is:
      Your Death Benefit is equal to the greater of these amounts:
$71,643 $25,000 34.90% $46,643 $65,100 $65,100
End of Eleventh Contract Year	Assume Your Accumulation Value declines to: Your Death Benefit is equal to the greater of Your Purchase Payment ($65,100) or Your Accumulation Value ($51,483):	$51,483 $65,100

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the Internal Revenue Code.
Generally, if the Contractowner dies before the Maturity Date, the death benefit may be taken immediately, after which the Contract will terminate, or the Beneficiary may become the Contractowner and the Contract will continue, subject to the following conditions:
If the Beneficiary elects to continue the Contract and is not the deceased Contractowner’s spouse, he or she may not make additional Purchase Payments, and the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.
If the Beneficiary is the deceased Contractowner’s spouse, he or she may continue the Contract and name a new Beneficiary, subject to additional conditions in the Contract.
If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the Contractowner’s death. This is necessary to receive federal tax treatment of annuity payments rather than the federal death benefit being treated for tax purposes as a lump sum distribution in the year of the death.
Partial and Full Surrenders During the Accumulation Phase
You may make a partial or full surrender of Your Contract at any time during the Accumulation Phase, provided that any partial surrenders must be for at least $500. You will be entitled to receive the Accumulation Value less any surrender charge or, in the case of a partial surrender, the portion surrendered, less any surrender charge.  Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office. Your Accumulation Value less the requested amount will be determined based on the next computed value of Accumulation Units.
We may defer payment of amounts surrendered from a Subaccount for no more than seven days, except that We may defer payment of amounts surrendered for any period during which:
■            the NYSE is closed for trading or trading is restricted on the NYSE;
■            an emergency exists as a result of which disposal of securities held in Separate Account C is not reasonably practicable or it is not reasonably practicable to determine the value of Separate Account C’s net assets; or
■            the SEC by order permits Us to defer payments for the protection of Contractowners.
In addition, We may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account. If We postpone the payment of any full or partial surrender for more than ten days, We will pay You interest on the amounts surrendered, as specified in the Contract. In the case of a partial surrender, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts and/or the Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and/or the Fixed Account Accumulation Value bears to the Accumulation Value. Your Accumulation Value must be at least $5,000 after any partial surrender.

THE ANNUITY INCOME PERIOD
The Maturity Date
Annuity payments begin on the Maturity Date You select when You buy the Contract. You may advance or defer the Maturity Date by notifying Us in writing at least 30 days before the previously specified Maturity Date. However, the Maturity Date may not be within the first Contract Year or after the date on which the Annuitant attains age 90. If no Maturity Date is chosen, We will commence annuity payments on the first of the calendar month after the Annuitant attains age 90.
The Amounts of Your Annuity Payments
Seven days before the Maturity Date (the “Initial Determination Date”), any premium taxes not yet deducted will be deducted from the Accumulation Value to determine the “Net Accumulation Value.” Depending on Your election, this value will then be applied to determine either the initial Variable Annuity Payment and/or the initial Fixed Annuity Payment as described further below. You can make or change this election in writing to Us at Our Administrative Office at any time prior to the Initial Determination Date.  In the absence of Your election, We will make monthly annuity payments on a fixed basis, beginning on the Maturity Date under Annuity Option 3 with Payments Guaranteed for 10 Years.
After the Maturity Date, We allow no surrenders or changes among annuity payment options; in the case of a variable basis payment option, however, You retain the right to change Your Subaccount allocations subject to the limits described below under “THE CONTRACT IN DETAIL: THE ANNUITY INCOME PERIOD – Transfer of Annuity Value.”  If the Net Accumulation Value applied on the Maturity Date is less than that required to purchase a minimum initial annuity payment of $20, the entire Net Accumulation Value will be paid in a lump sum.
The material factors that determine the level of Your annuity benefits are:
■	Your Accumulation Value as of the initial determination date;
■	the annuity payment option You select;
■	the frequency and duration of annuity payments;
■	the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Maturity Date; and
■	in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select and the Assumed Investment Return (“AIR”) that You select.
Variable Annuity Payments
Variable Annuity Payments vary as to dollar amount through the annuity income period based on the investment results of the Subaccounts You select and the AIR that You choose. The effective annual AIR chosen can be 0%, 3% or 5%, if allowed by applicable law or regulation.  The first Variable Annuity Payment is based on the AIR. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the AIR. As a result, if the actual net investment return rate of the Subaccounts equals the AIR, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than the AIR, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than the AIR, subsequent Variable Annuity Payments will be lower.
Once an AIR is chosen, it cannot be changed. If no AIR is chosen, 3% will be used as the AIR. In general, if You select a higher AIR the initial Variable Annuity Payment will be larger than if a lower AIR had been selected, but any increases in the

Variable Annuity Payment will be smaller and less frequent, and any decreases in the Variable Annuity Payment will be larger and more frequent.  On the Initial Determination Date, We apply the portion of the Net Accumulation Value You have designated to purchase Variable Annuity Payments to the proper Variable Annuity Payment Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Variable Annuity Payment.  Subsequent Variable Annuity Payments are determined based on the value of the Annuity Units We credit to each of the Subaccounts You have selected, as described below.
We determine the amount of Annuity Units of each Subaccount to purchase by using the most recent Subaccount allocation instructions and dividing the amount of the initial Variable Annuity Payment that is allocated to each Subaccount by that Subaccount’s Annuity Unit value on the Initial Determination Date. Each Variable Annuity Payment after the first is determined by multiplying the Annuity Unit value for each Subaccount on the date seven days prior to the date on which the payment is due by the number of Annuity Units in that Subaccount. The resulting payment may be less than or greater than the preceding Variable Annuity Payment.
Annuity Unit Value
The value of an Annuity Unit for any Subaccount is initially set at $10.00. The value for any subsequent Valuation Period is obtained by first multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor (as defined in “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Subaccount Accumulation Value”) for the current Valuation Period and then dividing the result by the “assumed net investment factor” for the current Valuation Period.  The “assumed net investment factor” is equal to one plus the AIR calculated for the number of days in the current Valuation Period.
Transfer of Annuity Value
Twice each year, after a Variable Annuity Payment option has commenced, You may transfer all or a portion of the value in a Subaccount to any other Subaccount (“the receiving Subaccount”), which We will use to purchase Annuity Units in the receiving Subaccount. The value in a Subaccount is equal to the value of Annuity Units in the Subaccount multiplied by the number of Annuity Units this Contract owns in the Subaccount. The number of Annuity Units credited to the receiving Subaccount will be equal to the dollar amount of the value that is being transferred as of the transfer date divided by the value of an Annuity Unit on that same date in the receiving Subaccount. Your request for transfer may be in writing, received in Our offices in Good Order or by telephone.  We will not accept a request for transfer of annuity value by facsimile or email.  We must receive Your request at least 15 days before the due date of the annuity payment to which the transfer will apply.
Fixed Annuity Payments
Fixed Annuity Payments are a constant dollar amount throughout the annuity income period. On the Initial Determination Date, the portion of the Net Accumulation Value You have designated to purchase Fixed Annuity Payments will be applied to the proper Fixed Annuity Payout Option Table shown in the Contract (or more favorable rates if We offer them) to determine the amount of the initial Fixed Annuity Payment.
Annuity Payment Options
The Contract provides for the annuity options described below. The Annuity Payment Options available on a variable basis are Options 1, 2a and 3. All Annuity Payment Options shown are available on a fixed basis. Payments can be received on a monthly, quarterly, semi-annual or annual basis.

Option 1–Single Life Annuity.  (Available on either a variable or a fixed basis or both). An annuity payable monthly during the Annuitant’s lifetime, ceasing with the last payment due before the Annuitant’s death.  If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.
Option 2a–Joint and Survivor Life Annuity.  (Available on either a variable or a fixed basis or both).  An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity.  (Available on a fixed basis only). An annuity payable during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with Payments Guaranteed for 10 or 20 Years.  (Available on either a variable or a fixed basis or both).  An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 10 or 20 years, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will continue to pay the Beneficiary’s estate the remaining guaranteed payments.
Option 4–Refund Life Annuity.  (Available on a fixed basis only). An annuity payable during the lifetime of the Annuitant, with the guarantee that if, at his or her death, the cumulative payments made have been less than the Net Accumulation Value applied on the Initial Determination Date, payments will  continue to the Beneficiary until the total of all payments made equal such Accumulation Value.
Death after Commencement of Annuity Payments
If the death of any Contractowner, any Annuitant, or any Payee occurs on or after the Maturity Date but before all proceeds payable under the Contract have been distributed, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Contractowner
If any Contractowner who is not the Annuitant dies and there is no surviving Contractowner, the Beneficiary will become the Contractowner. If there is a surviving Contractowner, the surviving Contractowner will retain ownership of the Contract. The remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Contractowner, any remaining annuity payments will be made to the surviving

Contractowner, if any, or to the Beneficiary.
Death of Annuitant
If the Annuitant dies and there is a surviving Annuitant, the remaining annuity payments, if any, will continue to be paid to the Payee. If the Payee is the deceased Annuitant, annuity payments will be made to any surviving Annuitant. If the deceased Annuitant is also the Contractowner, and there is no surviving Contractowner, the surviving Annuitant will assume all rights of ownership under the Contract. If the Annuitant dies and there is no surviving Annuitant, the Beneficiary will assume all rights to ownership, and the previously designated Contractowner will no longer have any rights under the Contract.  Any remaining annuity payments will be paid to the Beneficiary.
YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You (or thirty days if a replacement Contract) or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office in Good Order (a) the Contract and (b) a written request for cancellation. (We will pay You at least an amount equal to the sum of the Purchase Payments plus any premium taxes that You were charged, subject to state law.)

FINANCIAL INFORMATION
CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Date for each of the Funds. Then, daily charges are applied to Separate Account C for each day since the last Valuation Date. Finally, We multiply the previous unit value by this result.
CONTRACT EXPENSES
Surrender Charges
We assess a surrender charge when You surrender the Contract, in full or in part, except as described below.  The surrender charge is equal to a maximum of 8% of Purchase Payments surrendered, and decreases each year as shown in the following table:

Number of Years from Receipt of Purchase Payment to Date of Surrender	Percentage
Less than 1	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

The length of time from when We receive a Purchase Payment to the time of full or partial surrender of that Purchase Payment determines the percentage of the surrender charge. You will not be charged a surrender charge on partial surrenders during any Contract year up to the annual Free Surrender amount (discussed below) of 10% of purchase payments.  You will be subject to a surrender charge on any excess over this amount at the applicable surrender charge percentage in the table.  In calculating such a surrender charge, we will assume that the excess amount which you are withdrawing is coming first from Purchase Payments (which are subject to the applicable surrender charge) and then from any Accumulation Value other than Purchase Payments (which is not subject to any surrender charge).  If you have made Purchase Payments at different times, your Purchase Payments will be treated as being withdrawn in the order that we have received them (i.e., first-in, first-out).
Each Contract Year, You may, without paying a surrender charge, surrender a maximum of 10% of Purchase Payments not previously surrendered as of the beginning of that Contract Year (“Free Surrenders”).  This privilege is not cumulative, which means that any Free Surrenders not taken during a given Contract Year may not be taken as a Free Surrender in a later Contract Year. In addition, We do not impose a surrender charge if the Accumulation Value is applied to an annuity option or on the payment of any death benefit.

Mortality and Expense Risk Charge
We impose a mortality and expense risk charge. The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant (assuming for purposes of this discussion only that the Annuitant is also the Payee) regardless of (a) how long that person lives and (b) how long all annuitants as a group live.  We also assume a risk associated with the guaranteed death benefit that We would pay in the event of death of the Annuitant during the Accumulation Phase. In addition, We assume the risk that the annual Contract charge (discussed below) may not be adequate to cover Our administrative expenses.  In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.
We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us  for any business purpose, including the payment of expenses of distributing the Contract.
OTHER CHARGES
Annual Contract Charge
We currently deduct a $35.00 annual Contract charge from the Accumulation Value on (a) the last Valuation Date of each Contract Year or (b) the date of surrender of the Contract, if earlier. These deductions are made during the Accumulation Phase only.  The amount of this charge is guaranteed for the first 10 Contract Years, after which it may increase to no more than $50.00. We make the charge against the Accumulation Value by proportionally reducing the number of Accumulation Units held in each of Your Subaccounts. We will not assess this charge in any state that does not permit it.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time You make Purchase Payments, surrender, or begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.
Fund Expenses
The Funds also take deductions from, and pay expenses out of, their own assets.  Further information about these charges is available in the attached prospectus for the VIP Series.
FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes, and the following summary assumes so. We do not discuss state or local taxes herein except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.
Taxation of a Contract will depend, in part, on whether the Contract is purchased as part of a qualified retirement plan or a traditional or Roth IRA. The following discussion does not apply to a Contract that has been purchased as part of  a qualified retirement plan or IRA (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits with respect to a qualified Contract will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.  Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified Contract”) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contract for qualification as an appropriate investment for a qualified retirement plan or IRA.
When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However,  a Contract owned by a non-natural person as an agent for an individual will be treated as an annuity for those purposes.  This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.
Increases in Accumulation Value
Generally, You pay no federal income tax on increases in Your Contract’s Accumulation Value until there is a distribution from the Contract. A distribution occurs when there is a partial or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment will be taxable as ordinary income. The remaining portion ~~wi~~ll be a nontaxable recovery of Your Investment in the Contract. Generally, Your Investment in the Contract equals the Purchase Payments You made, less any amounts You previously surrendered that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■            dividing Your Investment in the Contract by the total amount You expect to receive out of the Contract, and
■            multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) Your Investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments You receive after You recover Your Investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered Investment in the Contract.
Surrenders
Before annuity payments begin, surrenders are taxed for federal income tax purposes as follows:
■            a partial or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulation Value exceeds the Investment in the Contract (that is, on an “income first” basis in which distributions generally are taxed as earnings first, followed by a return of the cost basis); and

■            a federal tax penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59½ subject to certain exceptions.
The 10% federal tax penalty is generally not imposed on surrenders that are:
■            made on or after the death of a Contractowner;
■            attributable to the taxpayer’s becoming disabled; or
■            made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her designated beneficiary.  If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes (other than by reason of death or disability) to Your systematic payments before You reach age 59 ½  or within five years (after You reach that age) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss.  For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the recipient’s income as follows:
■            if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■            if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s Investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the amount of the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the federal estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of a Contract, changing the Maturity Date or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal  income and gift taxes, not explained in this prospectus. Please consult Your tax adviser regarding these consequences.
Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial surrender or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”
For periodic payments (e.g., annuity payments), We withhold from the taxable portion of each payment as if it were a payment of wages, based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non‑periodic payments (e.g., distributions such as partial surrenders), We generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us and for each subsequent year until You amend or revoke it. For non-periodic payments, an election is effective when You file it with Us~~,~~ but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld. The Internal Revenue Code generally requires Us to report all payments to the IRS.
Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account C. We may, however, assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.
In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount in which You invested failed to satisfy these requirements, You would be currently taxed on the net earnings and gains of the Subaccount unless Your Contract was held in a qualified retirement plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the VIP Series that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for federal tax purposes, which would result in the current taxation to the Contractowner of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION
VOTING RIGHTS
Because the VIP Series is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the VIP Series. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly at any Fund shareholders meeting as follows:
■            shares attributable to Contractowners for which We received instructions would be voted in accordance with the instructions;
■            shares attributable to Contractowners for which We did not receive instructions would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            shares not attributable to Contractowners would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:
■            in the Accumulation Phase, We divide the Subaccount’s Accumulation Value by the net asset value of one Fund share, and
■            in the annuity income period, We divide the reserve held in the Subaccount for the Variable Annuity Payments under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the VIP Series.  We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.  The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.
PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Valuation Date on which We receive them, if We receive them in Good Order before the closing of business (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Valuation Date. To meet Our requirements for processing transactions, We may require that You use Our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account C or the Funds if We believe they would (a) best serve the interests of the Contractowners and Payees or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, We may:
■            operate Separate Account C in any form permitted by law;
■            add, delete, combine, or modify Subaccounts of Separate Account C;
■            add, delete, or substitute for the Fund shares held in any Subaccount the shares of any investment company or series thereof, or any investment permitted by law;
■            amend or obtain and continue any exemptions under the Contract if required to comply with federal tax law requirements, the Internal Revenue Code or any other applicable federal or state law; or
■            make any necessary technical changes in the Contract in order to conform with any of the above actions.
STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations.

We offer the Contract in most states. Check with Your registered representative for availability in Your state. The Contract is offered continuously. Although We do not anticipate discontinuing the offer of the Contract, We reserve the right to do so at any time.
DISTRIBUTION OF THE CONTRACT
The Contract is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority (“FINRA”). FFS’s executive offices are located at 40 Wall Street, New York, NY 10005.
The Contract is offered to the public through registered representatives broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  We pay FFS a commission of 5.868% of the Purchase Payments made under the Contract.  FFS pays commissions to the Selling Firms for their sales of the Contract according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy. We reserve the right to sell the Contracts directly or to enter into selling agreements with other qualified affiliated or unaffiliated registered broker-dealers.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
REPORTS
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law.  In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed and, at least once each year, We will send a statement that gives You financial information about Your Contract.
If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The Financial Statements of FLIAC and for Separate Account C are in the SAI.

SEC file numbers: Separate Account C: 033-33419/811-06130

To: Foresters Life Insurance and Annuity Company Raritan Plaza 1 Edison, New Jersey 08837

Request for Statement of Additional Information

I would like to receive a current copy of the following: (check all appropriate boxes below)

☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).

☐ The Statement of Additional Information for Delaware VIP® Trust.

From:
(name)

Contract number:
Address:

Phone number:

☐ Check if this is a change of address.

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